UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2018
T-MOBILE US, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

12920 SE 38th Street
Bellevue, Washington	98006-1350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000
(Former Name or Former Address, if Changed Since Last Report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events
T-Mobile US, Inc. (the “Company”) is filing this Current Report on Form 8-K to retrospectively reclassify certain previously reported financial information in its Annual Report on Form 10-K for the year ended December 31, 2017 to reflect a change in accounting principle.

The Company adopted Accounting Standards Update (“ASU”) 2016-15, “Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments,” (the “new cash flow standard”) on January 1, 2018. The new cash flow standard impacted the presentation of cash flows related to the Company’s beneficial interests in securitization transactions, which is the deferred purchase price, resulting in a reclassification of cash inflows from Operating activities to Investing activities in its Consolidated Statements of Cash Flows. The new cash flow standard also impacted the presentation of the Company’s cash payments for debt prepayment and debt extinguishment costs, resulting in a reclassification of cash outflows from Operating activities to Financing activities in its  Consolidated Statements of Cash Flows. This change in accounting principle has been reflected beginning with the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2018, filed with the Securities and Exchange Commission (“SEC”) on May 1, 2018.

This Current Report on Form 8-K the Items listed below in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on February 8, 2018 to apply the new cash flow standard retrospectively to all periods presented. Except as specifically provided herein, the Company has not updated the Items listed below in this Current Report on Form 8-K for any developments or events occurring after February 8, 2018.

Exhibit 99.1 to this Current Report on Form 8-K includes updates only to the extent necessary to reflect the retrospective reclassifications made to information in the following Items of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017:

•	Updated Item 6. Selected Financial Data

•	Updated Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Updated Item 8. Financial Statements and Supplementary Data

Item 9.01 — Financial Statements and Exhibits
The following exhibits are furnished as part of this report:

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1
Retrospective revisions to the following portions of T-Mobile US, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2017, as originally filed with the Securities and Exchange Commission on February 8, 2018: Item 6, Selected Financial Data; Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Item 8. Financial Statements and Supplementary Data. All portions are updated to reflect the subsequent change in accounting principle to present the retrospective application of ASU 2016-15.

101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema Document
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB	XBRL Taxonomy Extension Label Linkbase Document
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

June 18, 2018	/s/ J. Braxton Carter
J. Braxton Carter Executive Vice President and Chief Financial Officer